UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2016

FRESH HEALTHY VENDING INTERATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-177305	45-2511250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9605 Scranton Road, Suite 801, San
Diego, California 92121

(Address of Principal Executive Offices)

858-210-4200

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On May 4, 2016, Fresh Healthy Vending International, Inc. (the "Company") filed a Certificate of Amendment to its Articles of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of Nevada effecting a name change of the Company to Generation NEXT Franchise Brands, Inc. (the "Name Change").

A copy of the Amendment to the Articles of Incorporation is attached hereto as Exhibit 3.1 and incorporated by reference herein. The new CUSIP number for the Company's common stock is 37148W104.

Item 8.01 Other Events.

On July 12, 2016, the Financial Industry Regulatory Authority (FINRA) approved the Name Change. The Company's stock is quoted on the OTCQB under the ticker symbol VEND.

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or be otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment of Articles of Incorporation of Generation NEXT Franchise Brands, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fresh Healthy Vending International, Inc.

Date: July 13, 2016	By:	/s/ Arthur Budman
	Name:	Arthur Budman
	Title:	Chief Executive Officer and Chief Financial Officer

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